                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 6, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                               1-13136                 16-1455126
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                   File Number)         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The stockholders of Home Properties,  Inc., (the "Company") at their annual meeting held on May 6, 2005  approved the  Company's  Amended and Restated  2003
Stock  Benefit  Plan under which the  directors,  executive  officers  and other employees of the Company have been and will be issued stock awards.  At the same time,  the  stockholders  approved  the  Company's  Second  Amended and Restated
Director Deferred Compensation Plan. Both plans are attached as exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            c. Exhibits

                Exhibit 4.1   Amended and Restated Home Properties, Inc.
                                  2003 Stock Benefit Plan

                Exhibit 4.2   Home Properties, Inc. Second Amended and Restated
                                 Director Deferred Compensation Plan

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   May 10, 2005        HOME PROPERTIES, INC.
                             (Registrant)

                             By      /s/ David P. Gardner
                                   David P. Gardner, Executive Vice President
                                   and Chief Financial Officer